UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 6, 2009
Ferro Corporation
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Lakeside Avenue, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 216-641-8580
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-12
EX-23.1
EX-99.1

Item 8.01 Other Events.
On January 1, 2009, Ferro Corporation (“Ferro,” “we,” “us,” or “the Company”) adopted FASB Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51, (“FAS No. 160”). Under this statement, noncontrolling interests (e.g., minority interests) in subsidiaries are measured initially at fair value and classified as a separate component of equity and the amount of net income attributable to noncontrolling interests is included in consolidated net income. FAS No. 160 requires entities to apply the measurement requirements prospectively and to apply the presentation and disclosure requirements retrospectively to comparative financial statements.
On January 1, 2009, we adopted FSP No. APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement), (“FSP No. APB 14-1”). This pronouncement specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity’s nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP No. APB 14-1 is to be applied retrospectively.
Based upon the effective dates of the pronouncements, the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “Form 10-K”) did not reflect the adoption of FAS No. 160 and FSP No. APB 14-1. The following portions of the Company’s Form 10-K, including audited financial statements for the three years ended December 31, 2008, and as of December 31, 2008, and December 31, 2007, have been updated solely to reflect the retrospective presentation and disclosure requirements of FAS No. 160 and FSP No. APB 14-1 that were not yet effective for the financial statements originally filed with the Form 10-K and are filed herewith as Exhibit 99.1 and incorporated herein by reference:
▪	Item 1A — Risk Factors

▪	Item 6 — Selected Financial Data

▪	Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

▪	Item 8 — Financial Statements and Supplementary Data

▪	Item 9A — Controls and Procedures

▪	Item 15 — Exhibits and Financial Statement Schedules
This Form 8-K does not reflect events or disclosures occurring after the filing of the Form 10-K and does not modify or update the disclosures therein in any way, other than as described above.
Item 9.01 Financial Statements and Exhibits.

Exhibit	Description of Exhibits
12	Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

99.1	Update to Selected Items of the Annual Report on Form 10-K for the fiscal year ended December 31, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FERRO CORPORATION (Registrant)
Date: August 6, 2009	/s/ Sallie B. Bailey
Sallie B. Bailey
Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX
Exhibit:

12	Ratio of Earnings to Fixed Charges

23.1	Consent of Deloitte & Touche LLP

99.1	Update to Selected Items of the Annual Report on Form 10-K for the fiscal year ended December 31, 2008